Exhibit 99.1

Silver Spike Investment Corp. Announces Stockholder Approval of Loan Portfolio Acquisition

NEW YORK, Sept. 23, 2024 (GLOBE NEWSWIRE) -- Silver Spike Investment Corp. (“SSIC” or the “Company”) (NASDAQ: SSIC), a specialty finance company that has elected to be regulated as a business development company, today announced that the stockholders of the Company have voted at the Company’s special meeting of stockholders held today (the “Special Meeting”) to approve the proposal related to the Company’s acquisition from Chicago Atlantic Loan Portfolio, LLC (“CALP”) of a portfolio of loans (the “CALP Loan Portfolio”) in exchange for newly-issued shares of SSIC’s common stock (the “Loan Portfolio Acquisition”).

At the Special Meeting, the stockholders of the Company also voted to approve: (a) the election of Frederick C. Herbst, John Mazarakis, and Jason Papastavrou to the board of directors of the Company, to serve until the 2025, 2026, and 2027 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified; and (b) a new investment advisory agreement by and between the Company and Silver Spike Capital, LLC (“SSC” or the “Adviser”), which has the same base management and incentive fee as, and otherwise does not materially differ from, the current investment advisory agreement by and between the Company and SSC, because the current investment advisory agreement may be deemed to terminate as a result of a transaction involving a change in the ownership of SSC.

Scott Gordon, Chairman and Chief Executive Officer of the Company, commented: "We are excited about the opportunity ahead to leverage the Company’s increased scale to further our strategy of investing in attractive cannabis and other middle market companies that we believe will drive sustainable growth and value for our stockholders."

The Loan Portfolio Acquisition is expected to close as soon as practicable, subject to closing conditions being satisfied. Following the Loan Portfolio Acquisition, the Company would be renamed “Chicago Atlantic BDC, Inc.,” and its ticker symbol would be changed to “LIEN.”

About Silver Spike Investment Corp.

The Company is a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended and has elected to be treated as a regulated investment company for U.S. federal income tax purposes. The Company’s investment objective is to maximize risk-adjusted returns on equity for its stockholders by investing primarily in direct loans to privately held middle-market companies, with a focus on cannabis companies and other companies in the health and wellness sector. The Company is managed by SSC, an investment manager focused on the cannabis and alternative health and wellness industries. For more information, please visit ssic.silverspikecap.com.

Forward-Looking Statements

Some of the statements in this communication constitute forward-looking statements because they relate to future events, future performance or financial condition of the Company or the Loan Portfolio Acquisition. The forward-looking statements may include statements as to: future operating results of the Company and distribution projections; business prospects of the Company and the prospects of its portfolio companies; and the impact of the investments that the Company expects to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Loan Portfolio Acquisition closing; (ii) the ability to realize the anticipated benefits of the Loan Portfolio Acquisition; (iii) the possibility that any or all of the various conditions to the consummation of the Loan Portfolio Acquisition may not be satisfied or waived; (iv) risks related to diverting management’s attention from ongoing business operations; (v) the risk that stockholder litigation in connection with the Loan Portfolio Acquisition may result in significant costs of defense and liability; (vi) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (vii) risks associated with possible disruption in the operations of the Company or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or global health pandemics, such as the COVID-19 pandemic; (viii) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (ix) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of the Company’s assets; (x) elevating levels of inflation, and its impact on the Company, on its portfolio companies and on the industries in which it invests; (xi) the Company’s plans, expectations, objectives and intentions, as a result of the Loan Portfolio Acquisition; (xii) the future operating results and net investment income projections of the Company; (xiii) the ability of the Adviser to locate suitable investments for the Company and to monitor and administer its investments; (xiv) the ability of the Adviser or its affiliates to attract and retain highly talented professionals; (xv) the business prospects of the Company and the prospects of its portfolio companies; (xvi) the impact of the investments that the Company expects to make; (xvii) the expected financings and investments and additional leverage that the Company may seek to incur in the future; (xviii) conditions in the Company’s operating areas, particularly with respect to business development companies or regulated investment companies; (xix) the ability of CALP to obtain the necessary consents for, or otherwise identify and obtain additional loans for inclusion in the CALP Loan Portfolio; (xx) the regulatory requirements applicable to the Loan Portfolio Acquisition and any changes to the Loan Portfolio Acquisition necessary to comply with such requirements; (xxi) the satisfaction or waiver of the conditions to the consummation of the Loan Portfolio Acquisition, and the possibility in that connection that the closing will not occur or that it will be significantly delayed; (xxii) the realization generally of the anticipated benefits of the Loan Portfolio Acquisition and the possibility that the Company will not realize those benefits, in part or at all; (xxiii) the performance of the loans included in the CALP Loan Portfolio, and the possibility of defects or deficiencies in such loans notwithstanding the diligence performed by the Company and its advisors; (xxiv) the ability of the Company to realize cost savings and other management efficiencies in connection with the Loan Portfolio Acquisition as anticipated; (xxv) the reaction of the trading markets to the Loan Portfolio Acquisition and the possibility that a more liquid market or more extensive analyst coverage will not develop for the Company as anticipated; (xxvi) the reaction of the financial markets to the Loan Portfolio Acquisition and the possibility that the Company will not be able to raise capital as anticipated; (xxvii) the strategic, business, economic, financial, political and governmental risks and other risk factors affecting the business of the Company and the companies in which it is invested as described in the Company’s public filings with the Securities and Exchange Commission (the “SEC”) and (xxviii) other considerations that may be disclosed from time to time in the Company’s publicly disseminated documents and filings. The Company has based the forward-looking statements included in this communication on information available to it on the date of this communication, and it assumes no obligation to update any such forward-looking statements. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Company may make directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contacts

Investors:

Bill Healy

Bill@silverspikecap.com

212-905-4933